U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                      -----

                          POST-EFFECTIVE AMENDMENT NO.

                                      -----


                                  VAN ECK FUNDS
               (Exact Name of Registrant as Specified in Charter)

               99 Park Avenue, 8th Floor, New York, New York 10016
                    (Address of Principal Executive Offices)

                                  212-687-5200
                        (Area Code and Telephone Number)

                             Thomas H. Elwood, Esq.
                         Van Eck Associates Corporation
               99 Park Avenue, 8th Floor, New York, New York 10016
                     (Name and Address of Agent for Service)

              Copy to: Philip H. Newman, Esq., Goodwin Procter LLP
                   Exchange Place, Boston, Massachusetts 02109
       ------------------------------------------------------------------


  No filing fee is required because the Registrant has heretofore declared its intention to register an indefinite number of shares of beneficial interest,
     $.001 par value, of the Van Eck Emerging Markets Fund series, pursuant to Rule 24f-2.

                                  VAN ECK FUNDS

                              Cross-Reference Sheet
            Pursuant to Rule 481(a) under the Securities Act of 1933

Form N-14 Item No.         Location in Prospectus/Proxy Statement
------------------         --------------------------------------

PART A
1        Cover Page of Registration Statement; Prospectus Cover Page
2        Table of Contents
3        Synopsis; Special Considerations and Risk Factors
4        Synopsis, The Reorganization
5        Prospectus Cover Page; Synopsis; and Additional Information
6        Prospectus Cover Page; Synopsis; and Additional Information
7        Special Meeting; Introduction; Synopsis; The Reorganization;
         Van Eck Asia Dynasty Fund; Emerging Markets Fund;
         Information Concerning Special Meeting; Additional Information
8        Not Applicable
9        Not Applicable

PART B
10       Cover Page of Statement of Additional Information
11.      Table of Contents
12.      General Information
13.      General Information
14.      Financial Statement


-------------

LOGO VAN ECK GLOBAL


_________________, 2003

Dear Van Eck Asia Dynasty Fund Shareholder:

At this time, we are asking our shareholders to consider voting for the following change:

To approve the reorganization of the Van Eck Asia Dynasty Fund by means of a tax-free reorganization into the Van Eck Emerging Markets Fund.

We believe the reorganization to be in shareholders' best interests. The reorganization is being proposed, in part, because both Funds have similar investment objectives and strategies and consolidating these funds will provide significant economies of scale benefiting the shareholders of each fund.

The Van Eck Asia Dynasty Fund (Class A and B) was closed to new and subsequent investments effective September 3, 2003.

Attached are the Notice and Prospectus/Proxy Statement for a Special Meeting of Shareholders of Asia Dynasty Fund to be held on October ___, 2003 for the purpose of considering the proposed Agreement and Plan of Reorganization and Liquidation.

PLEASE READ THE Prospectus/Proxy Statement CAREFULLY--IT DISCUSSES THE PROPOSAL AS WELL AS THE REASONS WHY THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please take a moment now to vote by telephone or sign and return the proxy card in the enclosed postage-paid envelope. Your prompt attention in this matter benefits all shareholders. Thank you.

 Sincerely,

/s/ Derek S. van Eck

Derek S. van Eck
President



Van Eck Global, 99 Park Avenue, New York, NY 10016
tel. 212.687.5200 or 1.800.544.4653

                                  VAN ECK FUNDS
                                ASIA DYNASTY FUND
                    99 Park Avenue, New York, New York 10016
                           212.687.5200 1.800.544.4653

                    ----------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               _____________, 2003

                    ----------------------------------------


A SPECIAL MEETING OF SHAREHOLDERS OF ASIA DYNASTY FUND (the "Fund"), a series of Van Eck Funds, will be held at 99 Park Avenue, 8th Floor, New York, New York, on __________________, 2003 at 10:00 a.m., New York Time, for the following purposes:


(1) To consider and act upon a proposal to approve the Plan of Reorganization and Liquidation dated ______ 2003 providing for the exchange of substantially all of the Fund's assets for shares of Van Eck Emerging Markets Fund, another series of Van Eck Funds, the assumption of the liabilities of the Fund by Van Eck Emerging Markets Fund, the distribution of Van Eck Emerging Markets Fund shares to the Fund's shareholders and the liquidation of the Fund; and

(2) To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof. Shareholders of record at the close of business on __________________ 2003 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.


By order of the Board of Trustees

/s/ Thomas H. Elwood

Thomas H. Elwood
Secretary

____________, 2003

                    ----------------------------------------

                             YOUR VOTE IS IMPORTANT!

                    ----------------------------------------

  WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE VOTE BY TELEPHONE OR
            DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                  VAN ECK FUNDS
                    99 Park Avenue, New York, New York 10016
                           212.687.5200 1.800.544.4653

                           ---------------------------

                           PROSPECTUS/PROXY STATEMENT

                           ---------------------------



This Prospectus/Proxy Statement is being furnished to shareholders of Van Eck Asia Dynasty Fund ("ADF"), a series of Van Eck Funds (the "Trust"), in connection with the solicitation by the Board of Trustees of the Trust of proxies to be used at a special meeting of shareholders of ADF to be held on ___________, 2003 at 10:00 a.m., New York Time, or any adjournments thereof (the "Meeting") to consider approval of a Plan of Reorganization and Liquidation ("Plan"). Pursuant to the Plan, shareholders of ADF will receive shares of Van Eck Emerging Markets Fund ("EMF"), a separate series of the Trust, equal in value to their holdings in ADF as of the closing date of the reorganization (the "Reorganization""). Class A shares of ADF will be exchanged for Class A shares of EMF; and Class B shares of ADF will be exchanged for Class C shares of EMF. After the Reorganization is complete, ADF will be dissolved. If approved by shareholders the Reorganization is expected to be effective on or about _____________, 2003.


EMF, a series of the Trust, is an open-end investment company whose objective is to seek long-term capital appreciation by investing in equity securities in emerging markets throughout the world.

This Prospectus/Proxy Statement, which you should read carefully and retain for further reference, sets forth concisely the information that a prospective investor ought to know about the Trust, the Funds and the transaction contemplated by the Plan.


The Prospectus and Statement of Additional Information for EMF dated May 1, 2003 and the Prospectus and Statement of Additional Information for ADF also dated May 1, 2003 are incorporated by reference into this Prospectus/Proxy Statement.


A Statement of Additional Information relating to the Reorganization (the "Reorganization Statement of Additional Information") dated _______________ 2003, which follows this Prospectus/Proxy Statement, is incorporated by reference into this Prospectus/Proxy Statement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            This Prospectus/Proxy Statement is dated ___________, 2003

INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS/PROXY STATEMENT FOR FUTURE REFERENCE.

TABLE OF CONTENTS
PAGE
--------------------------------------------------------------------------------
Introduction................................................................
Synopsis....................................................................
 The Reorganization.........................................................
 Investment Objectives and Policies.........................................
 Reasons for the Transaction................................................
 Investment Advisory and Administrative Fees................................
 Distribution Fees and Benefits.............................................
 Shareholder Transaction Expenses ..........................................
 Annual Fund Operating Expenses ............................................
 Fund Expenses .............................................................
 Purchase Procedures/Sales Charges..........................................
 Exchange Privileges........................................................
 Redemption Procedures......................................................
 Dividends and Distributions................................................
 Net Asset Value............................................................
 Tax Consequences...........................................................
Special Considerations and Risk Factors.....................................
The Reorganization..........................................................
 Procedures.................................................................
 Terms of the Agreement and Plan of Reorganization and Liquidation..........
 Benefits to ADF as a Result of the Reorganization..........................
 Tax Consequences of the Reorganization.....................................
 Capitalization.............................................................
 Management.................................................................
 Shares of EMF to be Issued in the Reorganization and Shares of ADF.........
 Other Matters..............................................................
Information Concerning the Meeting..........................................
 Date, Time and Place of Meeting............................................
 Solicitation, Revocation and Use of Proxies................................
 Record Date and Outstanding Shares.........................................
 Voting Rights and Required Vote............................................
Additional Information......................................................
Agreement and Plan of Reorganization and Liquidation........................

                                  VAN ECK FUNDS
                                ASIA DYNASTY FUND
               99 Park Avenue, 8th Floor, New York, New York 10016
                          212.687.5200 . 1.800.544.4653

                     ---------------------------------------

                           PROSPECTUS/PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON________, __________, 2003
               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016

                     ---------------------------------------

                                  INTRODUCTION


This Proxy Statement is being furnished to the shareholders of Van Eck Asia Dynasty Fund ( or "ADF") in connection with the solicitation by the Board of Trustees of Van Eck Funds (the "Trust"), of which ADF is a series, of proxies to be used at a special meeting of shareholders of ADF to be held on_______, 2003 at 10:00 a.m., New York Time, or any adjournments thereof (the "Meeting"), to approve or disapprove a Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of assets of ADF for shares of Van Eck Emerging Markets Fund ("EMF") (the "Reorganization Shares"), the assumption of certain liabilities of ADF by EMF, the distribution of such Reorganization Shares to the shareholders of ADF and the subsequent liquidation of ADF, as set forth in the Plan (the "Reorganization"). As of ________, 2003, the record date, there were ____________ shares of ADF outstanding (representing __________ Class A shares and _______________Class B shares and there were _______ shares of EMF outstanding (representing __________ Class A shares and no Class C shares. Each shareholder of ADF will be entitled to one vote for each share and a fractional vote for each fractional share held on the record date. It is expected that the mailing of this proxy statement will commence on or about __________ 2003. ADF and EMF each may be referred to herein individually as a "Fund" and collectively as the "Funds."


The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the proposal unless a choice is indicated to vote against the proposal. Proxies properly executed and returned, but which fail to specify how the shares are to be voted, will be voted FOR the proposal.

The proxy may be revoked at any time prior to the voting thereof by executing a superseding proxy, by giving written notice to the secretary of the Trust at the address listed on the first page of this Prospectus/Proxy Statement or by voting in person at the Meeting.


In the event there are not sufficient votes to approve the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitations of proxies by ADF. If ADF proposes to adjourn the Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

To the knowledge of ADF, as of _____________, 2003, no shareholder owned of record or beneficially 5% or more of the outstanding shares of that Fund.

In addition, as of __________, 2003, all Trustees and officers of the Trust as a group owned less than 1% of EMF and less than 1% of ADF. Van Eck Associates Corporation (the "Adviser") owned ____% of ADF's shares, as of that date.


To the knowledge of EMF, as of __________, 2003, no shareholder owned of record or beneficially 5% or more of the outstanding shares of that Fund, except as follows:
[Insert 5% owners]

Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by ADF. Any registration fee payable to the Securities and Exchange Commission in connection with the registration of shares under the Securities Act of 1933 or any filing or notification fee payable to the Commission or state securities commission, in connection with the transactions contemplated by the Plan, shall be payable by the Fund required to pay such fee. All fees payable by any party as described herein are payable regardless of whether the transactions contemplated by the Plan are consummated. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and/or employees of the Trust, the Adviser, DST Systems, Inc., ADF's Transfer Agent and Dividend Paying Agent (the "Transfer Agent" or "DST"), and/or D.F. King & Co., Inc., a proxy solicitation firm. Brokerage houses, banks, custodian, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of the shares of the Fund, obtain authorization for the execution of proxies and will be reimbursed for their reasonable costs. Such solicitations may be by telephone or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder after the fact. Shareholders who communicate proxies by telephone or other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.


See also "Information Concerning the Meeting" below.

                                    SYNOPSIS


The following is a synopsis of the information contained in or incorporated by reference in this Prospectus/Proxy Statement regarding the Reorganization, and presents key considerations for shareholders of ADF to assist them in determining whether to approve the Reorganization. See also "Special Considerations and Risk Factors" below.


The Reorganization


The Board of Trustees of the Trust, of which ADF is a series, has determined that the Reorganization (as described herein) is in the best interests of the shareholders of ADF and has approved the transactions contemplated in the Plan associated with the Reorganization. The result of the Reorganization, if it is consummated, will be the exchange of assets of ADF for Reorganization Shares, the assumption of the liabilities of ADF by EMF, the distribution of such Reorganization Shares to the shareholders of ADF and the subsequent liquidation of ADF. For more information, see "The Reorganization" below.


Investment Objectives and Policies


Summary Comparison between ADF and EMF. ADF and EMF have similar investment objectives and policies with certain exceptions: EMF is non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") and ADF is diversified. ADF's investments are limited to companies expected to benefit from Asian economic development, EMF has no geographical limitations.

ADF and EMF. The Funds both seek long-term capital appreciation by investing primarily in equity securities of companies. ADF seeks to achieve this objective by investing in companies outside of Japan that are expected to benefit from Asian development. EMF seeks to achieve its objective by investing in equity securities in emerging markets throughout the world. The primary difference between the objectives of the Funds is that ADF invests in the equity securities of companies outside of Japan that are expected to benefit from Asian development, while EMF may invest more broadly in equity securities of companies in emerging markets around the world, including Asia. ADF is a diversified fund, as that term is used in the 1940 Act. EMF is a non-diversified fund and its investments may be more concentrated. Investment in both Funds generally involve greater risks than those associated with an investment in other funds that invest in securities of companies in more developed countries. These risks include those associated with borrowing and leverage, investing in Collaterized Mortgage Obligations, debt securities derivatives, direct investments, emerging markets securities, foreign securities, partly paid securities, low-rated securities and junk bonds and repurchase agreements, and defensive investing. In addition, EMF poses risks associated with investing in asset-backed securities, indexed commercial paper and when issued securities; lack of reliable financial information in the markets in which EMF invests; and the ability as a non-diversified fund to invest in fewer companies. There is no assurance that either Fund will meet its investment objectives and neither Fund should be considered a complete investment in itself.

Equity securities in which the Funds may invest include common stocks; preferred stocks (either convertible or non-convertible); rights, warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter.

The Funds emphasize equity securities, but may also invest in other types of instruments, including debt securities of any quality (other than commercial paper). Debt securities may include fixed or floating rate bonds, notes, debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governmental, banking and private entities.


ADF and EMF may also buy and sell derivatives such as financial futures contracts, bond index futures contracts and foreign currency futures contracts for hedging and investment purposes. Both Funds are permitted to borrow up to 30% of net assets to increase holdings of portfolio securities.


Both Funds may lend up to one-third of their securities to broker dealers who must collateralize these borrowings in full. The risk of lending portfolio securities is that such broker-dealers may breach their agreement to return the securities or repay the loan in cash.

For temporary defensive purposes, both Funds may invest a substantial portion of their assets in bonds of U.S. or foreign governments, certificates of deposit, bankers acceptances, high-grade commercial paper and repurchase agreements.

Reasons for the Transaction


The assets of ADF have exhibited a declining trend in recent years. Generally, as assets of a Fund decline fixed expenses as a percentage of total net assets increase, and for the last three fiscal years, the expense ratio of each Fund has increased. A high expense ratio impedes sales and reduces the investment return to shareholders.

Recently, EMF's performance is better than that of ADF. The better performance can be attributed, in part, to EMF's broader investment mandate because it is not restricted geographically. EMF was formerly known as Global Leaders Fund and invested its assets globally in large capitalization stocks; its investment was not limited to companies in the emerging markets. EMF's long-term performance reflects an investment style different from the one EMF currently utilizes. It is the Trust's belief that EMF's ability to diversify its investments across geographic regions provides a more attractive product for investors. The Trust believes that the merged Fund will offer ADF shareholders with a more attractive investment alternative and will generate economics that will reduce the expense ratio of both Funds.

The Board of Trustees determined that participation in the Reorganization, as described herein, is in the best interests of ADF and EMF; the interests of existing EMF shareholders will not be diluted as a result of such participation; and that the shareholders of neither Fund will be disadvantaged. The Board also considered a number of factors and alternatives to the Plan. The Trustees determined that the Reorganization provided greater benefits to ADF shareholders than other options, such as the liquidation of ADF. Liquidating ADF would have required most shareholders to recognize either gains or losses in the current tax year when many shareholders might have preferred to defer such gains or losses. An exchange into EMF would force the shareholder to recognize a gain or loss for tax purposes, whereas the Reorganization will achieve the same result, but on a tax-free basis. The redemption procedure and exchange privilege, which are described below, allow any shareholder not desiring to participate in the Reorganization to achieve the same results as liquidation of ADF. The Board also considered each Fund's investment objectives, policies, restrictions and portfolios; factors which might require an adjustment to the exchange price or formula, such as costs or tax and other benefits to be derived by the Funds; tax consequences of the Reorganization; relative benefits to be derived by the Adviser and/or its affiliates or other persons; and other factors.


Investment Advisory and Administrative Fees


Van Eck Associates Corporation ("Van Eck" or the "Adviser") acts as the investment adviser to EMF and ADF. Total aggregate assets under management of the Adviser on June 30, 2003 were approximately $1.3 billion. The

Adviser acts as investment adviser to other mutual funds registered with the Securities and Exchange Commission under the 1940 Act and provides investment advisory services to private investment funds and accounts, pension plans and others. John C. van Eck, Chairman of the Trust, together with members of his immediate family, own 100% of the voting stock of Van Eck.


EMF and ADF both pay an annual investment advisory fee of .75 of 1% of average daily net assets. In addition, Van Eck performs accounting and administrative services for ADF and EMF, for which each Fund pays Van Eck at an annual rate of ..25% of average daily net assets


Distribution Fees


EMF and ADF have adopted a Plans of Distribution (each a "Plan" together the "Plans") EMF - Class A and ADF - Class A each, under their respective Plans, pays a 12b-1 fee at an annual rate of .50% of average daily net assets of which ..25% is paid to dealers and others. Payments are made pursuant to these Plans to agents or brokers who service their shareholder accounts and for other promotional and distribution expenses incurred by the Distributor. ADF offers Class B shares which provide for a 12b-1 fee at an annual rate of 1.00% (a distribution fee of .75% and a service fee of .25%). Class B shares redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") which declines from 5.00% during year one to 1.00% during year six. EMF intends to offer Class C shares which will pay a 12b-1 fee at an annual rate of 1.00% (a distribution fee of .75% and a service fee of .25%). Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred redemption charge ("CDRC"). Class B and Class C shares convert to Class A after eight years, at which time they will be subject to the lower 12b-1 fees. The Plan for ADF - Class A is a reimbursement plan. The other plans are compensation plans. Under a reimbursement plan, 12b-1 fees accrued in excess of payments to brokers and agents and reimbursement to the Distributor for its actual expenses is retained by the Funds. For the five year period ended
December 31, 2002, no portion of the 12b-1 fee accrued was retained by ADF - Class A. Under a compensation type plan, the Distributor retains the excess
12b-1 fees even if its payments to brokers and agents and expenses are less. Under the Plan for Class B shares, commission (4% of the purchase amount) paid to selling brokers are advanced by the Distributor; Class C commissions (1%) paid to the broker are advanced by the Fund. Advanced commissions are recouped from the 12b-1 fee and the CDSC and CDSR. If expenditures for distribution, including advanced commissions, for Class C shares exceed the 1% annual limitation, the Distributor will reimburse the Fund for any excess. For both the Class B and C shares, the Distributor bears the risk that 12b-1 payments will be less than advanced commissions and other distribution expenses.

After distribution of EMF - Class C shares for ADF - Class B shares, EMF - Class C shareholders will have the same holding period as their ADF - Class B for purposes of the conversion to Class A shares. Class C shares will not be subject to the CDSC, or to the CDRC if the Class B shares have been held for more than one year.

Fund Expenses

EMF's total gross operating expenses for the year ended December 31, 2002 were 2.91% of average daily net assets; ADF's total operating expenses for the year ended December 31, 2002 were 3.39% (Class A) and 4.18% (Class B).

The following table provides a comparison of the transaction and operating expenses paid by ADF and EMF. It is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in the Funds. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "Purchase of Shares" in the Prospectuses. Van Eck and/or the distributor of each Fund may from time to time waive fees and/or reimburse certain expenses of either Fund.

SHAREHOLDER TRANSACTION EXPENSES


                                                                  PRO FORMA
                                                                   FOR THE
                                                                   COMBINED
                                                  EMF      ADF      FUND
                                                -------   -----   ---------
Maximum Sales Charge Imposed on
Purchases (as a percent
 of offering price)...........................    5.75%    5.75%    5.75%

ANNUAL FUND OPERATING EXPENSES AS OF JUNE 30, 2003 FOR CLASS A*
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
                                                                 PRO FORMA
                                                                  FOR THE
                                                                  COMBINED
                                              EMF       ADF        FUND
                                             -----     -----     ---------
Management Fee ...........................   0.75%     0.75%       0.75%
12b-1 Fee/Shareholder Servicing Fee ......   0.25%     0.25%       0.25%
Other Expenses**..........................   3.36%     3.03%       2.30%
                                             ----      ----        ----
Total Fund Operating Expenses ............   4.36%     4.03%       3.30%
                                             ====      ====        ====

 * Period ended 6/30/03 expenses have been annualized.
** Includes 0.25% paid to Van Eck Associates Corp. for accounting and administrative services.

--------

Example: You would bear the following expenses on a $10,000 investment in Class
         A, including maximum sales load, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                                     PRO FORMA
                                                                      FOR THE
                                                                      COMBINED
                                                     EMF       ADF      FUND
                                                   -------    -----    ------
1 Year............................................ $  987    $  957    $  889
3 Years........................................... $1,820    $1,731    $1,532
5 Years........................................... $2,663    $2,521    $2,198
10 Years.......................................... $4,818    $4,563    $3,963

                                                                     PRO FORMA
                                                                      FOR THE
                                                                      COMBINED
                                                     EMF-C    ADF-B     FUND
                                                     -----    -----    ------
Maximum Deferred Sales Charge (load) (as a percent)   --      1.00%     1.00%


ANNUAL FUND OPERATING EXPENSES AS OF JUNE 30, 2003 FOR ADF CLASS B AND EMF AND COMBINED FUND CLASS C*
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------
                                                                     PRO FORMA
                                                                      FOR THE
                                                                      COMBINED
                                                    EMF-C     ADF-B     FUND
                                                   -------    -----    ------
Management Fee ..................................    --       0.75%     0.75%
12b-1 Fee/Shareholder Servicing Fee .............    --       1.00%     1.00%
Other Expenses** ................................    --       3.12%     2.06%
                                                   -------    -----    ------
TOTAL ANNUAL FUND OPERATING EXPENSES ............    --       4.87%     3.81%
                                                   =======    =====    ======

 * Period ended 6/30/03 expenses have been annualized.
** Includes 0.25% paid to Van Eck Associates Corp. for accounting and administration services

--------

Example: You would bear the following expenses on a $10,000 investment in Asia
         Dynasty Class B and Emerging Markets Class C, including maximum sales load, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                                     PRO FORMA
                                                                      FOR THE
                                                                      COMBINED
                                                    EMF-C     ADF-B     FUND
                                                   -------    -----    ------
1 Year............................................    --     $  987    $  483
3 Years...........................................    --     $1,864    $1,164
5 Years...........................................    --     $2,643    $1,962
10 Years..........................................    --     $4,902    $4,045


These tables should not be considered a representation of past or future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

Purchase Procedures/Sales Charges


After the Reorganization, shareholders of ADF will be shareholders of EMF, and therefore subsequent purchases of shares of EMF will be subject to the applicable initial sales charge as described in "Synopsis-Shareholder Transaction Expenses" above.


Exchange Privileges


Shareholders of ADF and EMF may exchange shares, at net asset value, for shares of the same class of any of the other funds in the Van Eck Group. ADF Class B shares may be exchanged for EMF Class C shares and will retain the same holding period for purposes of the conversion to Class A shares. Shareholders who do not participate in the reorganization and exchange their ADF shares for EMF shares will be required to recognize a gain or loss for tax purposes.


Shareholders of most of the Van Eck Funds are generally limited to six exchanges per calendar year. Each Fund reserves the right to terminate, modify or impose a fee in connection with the exchange privilege as described in more detail in their Prospectuses and Statements of Additional Information under "Exchange Privilege."


Exchanges out of ADF will be accepted up to the business day prior to the Exchange Date, as defined in "The Reorganization."


Redemption Procedures


Shares of EMF and ADF may be redeemed at any time. Shares may be redeemed by writing to DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121, the Fund's transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone. See also "Redemption of Shares" in the Van Eck Funds Prospectus for more information.

Redemptions of ADF shares will be accepted up to the business day prior to the Exchange Date.


Dividends and Distributions


If the Reorganization is approved by shareholders, ADF intends to declare any applicable dividends and distributions prior to the Exchange Date. ADF and EMF make distribution from net investment income in December and distribute any net realized capital gains resulting from their investment activity annually in December.


Net Asset Value


The net asset value of ADF and EMF is determined at the close of business on each day the New York Stock Exchange is open for trading. Each Fund computes net asset value by dividing the value of its securities, plus cash and other assets (including interest and dividends accrued but not yet received), less all liabilities (including accrued expenses), by the number of shares outstanding. Expenses, including fees paid to the Adviser and/or Van Eck, are accrued daily for the Funds.


Tax Consequences


Neither Fund will recognize any gain or loss on the transaction. EMF will have the same basis and holding period in the assets received as ADF. As of December 31, 2002, ADF had capital loss carryforwards available to offset future capital gains of $5,347,503 and $826,157 expiring December 31, 2009 and December 31, 2010, respectively. Under the Internal Revenue Code, the utilization of these losses in future years may be limited.

As a condition to closing, counsel to EMF and ADF must opine in part to the effect that, subject to customary assumptions and representations, upon consummation of the Reorganization and the transfer of substantially all of the assets of ADF to EMF, neither the Trust nor any Fund shareholder will recognize a gain or loss in the exchange of their shares.

Prior to or at the closing of the Reorganization, counsel to EMF and ADF, Goodwin, Procter LLP, must opine substantially to the effect that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986 as amended (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of ADF to EMF solely in exchange for EMF shares and the assumption by EMF of certain of ADF's liabilities and the distribution of such EMF shares to the shareholders of ADF, as provided in the Plan, will constitute a reorganization within the meaning of
Section 368(a)(1)(C) of the Code, and ADF and EMF will each be a "party to a reorganization" within the meaning of Section 368(b); (ii) ADF will not recognize a gain or loss on the transfer of its assets to EMF in the Reorganization; (iii) ADF will not recognize a gain or loss upon its distribution to its shareholders of the EMF shares received in the Reorganization; (iv) EMF will not recognize a gain or loss upon the receipt of the assets of ADF in exchange for the EMF shares; (v) shareholders of ADF will not recognize a gain or loss on the exchange of shares of ADF for shares of EMF provided that such shareholders receive solely EMF shares (including fractional shares) in exchange for their ADF shares; (vi) the tax basis of the ADF assets acquired by EMF will be the same to EMF as the tax basis of such assets to ADF immediately prior to the Reorganization and the holding period of the assets of ADF in the hands of EMF will include the period during which those assets were held by ADF; (vii) the aggregate tax basis of the EMF shares received by the shareholders of ADF will be the same as the aggregate tax basis of ADF shares exchanged by such shareholder immediately prior to the Reorganization; and
(viii) the holding period of the EMF shares (including fractional shares) received by shareholders of ADF will include the holding period that the ADF shares exchanged were held (provided that the ADF shares exchanged were held as a capital asset on the date of the Reorganization). For a discussion of additional tax considerations, see "The Reorganization--Tax Consequences of the Reorganization" below.



                     SPECIAL CONSIDERATIONS AND RISK FACTORS


The Funds' investment objectives, policies and restrictions are similar, and therefore the related special considerations and risk factors are similar. ADF and EMF have invested their assets in securities of companies in the emerging markets although ADF is limited to Asia.

EMF is a non-diversified fund and as such is not limited by the 1940 Act in its ability to concentrate its investments in fewer companies. The sole limitation on investment concentration is provided by the Internal Revenue Code concentration limitations which are much less restrictive that the 1940 Act. EMF may invest up to 25% of its assets in a single issuer. Because of this, the value of the shares of EMF may be more susceptible to any single economic, political or regulatory event than would the shares of a diversified fund.


Since both ADF and EMF invest extensively in foreign securities, any risks inherent in such investments are applicable to both Funds. Since investments in foreign companies will frequently involve currencies of foreign countries, and since these Funds may hold securities and funds in foreign currencies, these Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although these Funds endeavor to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, broker and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social stability, which could affect investments in those countries. Foreign securities such as those purchased by these Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees, which could reduce the yield on such securities.

EMF and ADF will have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country, which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investment in those countries Securities markets of developing countries tend to be more volatile than the markets of developed counties; however, such markets have in the past provided the opportunity for higher rates of return to investors.

For investment purposes, both ADF and EMF may enter into currency, options, futures and other derivatives transactions. Among the risks of effecting transactions in derivatives for investment purposes are market risk, in that the Fund has market exposure to instruments it would otherwise not be permitted to invest in (excessive exposure to low credits), and settlement (both legal and operation) risk with the various counterparties. The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecasts about market values and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. In addition, transactions costs may be greater.

While it is the policy of EMF and ADF generally not to engage in trading for short-term gains, both EMF and ADF may effect portfolio transactions without regard to the holding period if, in the judgment of the investment adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. This may lead to a higher portfolio turnover ratio. The annual portfolio turnover rates for EMF for the fiscal year ended December 31, 2001, and 2002 were 56% and 120%, respectively. ADF's portfolio turnover rates for the same periods were 106% and 104%, respectively. The portfolio turnover rate of the Funds may vary greatly from year to year. The higher a Fund's portfolio turnover rate, the higher a Fund's overall expenses may be, due to certain transactional costs incurred as a result of effecting a securities trade (such as brokerage commissions and custodian expenses) and/or possible tax consequences.

See "Risk Factors" in the EMF and ADF Prospectus and "Investment Objectives and Policies" in the EMF and ADF Statement of Additional Information for a more detailed discussion of the risks involved with each Fund's investment practices and strategies.


THE REORGANIZATION

Procedures


The Board of Trustees is hereby soliciting shareholders of EMF to vote for the approval of the Reorganization. It is anticipated that the Meeting will be held on ______________, 2003 at 99 Park Avenue, 8th Floor, New York, New York at 10:00 a.m., New York Time. If ADF's shareholders approve the Reorganization, the Reorganization will take place on or about _______________, 2003.


Terms of the Agreement and Plan of Reorganization and Liquidation

The following is a summary of the significant terms of the Plan which has been considered and approved by the Trustees of the Trust at a meeting held on _________________, 2003. A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A. This summary is qualified in its entirety by reference to the Plan.


Valuation of Assets and Liabilities. The assets of ADF and EMF will be valued as of the last determinate of the net asset value of each Fund's shares prior to the date of the Reorganization will take place (the "Exchange Date"). The assets in each portfolio will be valued according to the procedures set forth under "Purchase of Shares" in EMF and ADF's Prospectuses and "Valuation of Shares" in EMF and ADF's Statement of Additional Information (a summary of that method appears above under "Synopsis--Net Asset Value"). Redemption requests for EMF which have not been settled as of the Exchange Date will be treated as liabilities for purposes of the Reorganization. Exchange requests as to EMF shares received on the Exchange Date will be treated and processed as exchanges from ADF and will be effected as of the close of business on the Exchange Date.

Distribution of Shares and Transfer of Assets. On the Exchange Date, EMF - Class A and C shares will issue to ADF Class A and Class B shares, respectively, a number of Class A and Class C shares the aggregate net asset value of which will equal the aggregate net asset value of the ADF Class A and Class B assets transferred by ADF to EMF on the Exchange Date. Each ADF Class A shareholder will receive a number of Class A shares of EMF having an aggregate net asset value equal to the value of his or her ADF Class A shares. Each Class B shareholder of ADF will receive a number of Class C shares of EMF having an aggregate net asset value equal to the value of his or her ADF Class B shares. The Class C shares of EMF received will have the same holding period for purposes of conversion to Class A shares as did the Class B shares. Class C shares will not be subject to the CDRC if the Class B shares were held more than one year. No sales charge or fee of any kind will be charged to the shareholders of ADF in connection with their receipt of Class A shares of EMF in the Reorganization.


Expenses. Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by ADF. Any registration fee payable to the Securities and Exchange Commission in connection with the registration of shares under the Securities Act of 1933 or any filing or notification fee payable to the Commission or state securities commission, in connection with the transactions contemplated by the Plan, shall be payable by the Fund required to pay such fee. All fees payable by any party as described herein are payable regardless of whether the transactions contemplated by the Plan are consummated.

Required Approvals. Approval of the Plan requires approval of a majority of ADF's outstanding voting shares, as defined in the 1940 Act. Such majority is defined as the lesser of (i) 67% or more of the outstanding shares present at the meeting, provided the holders of 50% or more of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

Amendments and Conditions. The Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein except that following the meeting of the shareholders of ADF, no such amendment may have the effect of changing the provisions of the Plan determining the number of EMF shares to be issued to ADF shareholders to their detriment without their further approval. The obligations of ADF and EMF are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Securities and Exchange Commission, approval of the Reorganization by the shareholders of ADF, receipt of a tax opinion from Goodwin Procter LLP and the continuing accuracy of various representations and warranties of ADF and EMF being confirmed by the respective parties.

BENEFITS TO ADF AS A RESULT OF THE REORGANIZATION

Shareholders of ADF will be able to participate in the emerging markets with a more flexible investment style and with a potential reduction of expenses over time.


Class B shareholders will be able to redeem their Class C shares without imposition of a CDSC or CDRC after one year after purchase, rather than six years from the original date of purchase. For a more detailed description see "Synopsis - Distribution Fees."


The Reorganization allows shareholders of ADF the option to recognize or defer recognition of gains or losses on their shares until they choose to recognize them. As more fully explained in "The Reorganization--Tax Consequences of the Reorganization" below, as of the Exchange Date, ADF will obtain an opinion from Fund counsel that the Reorganization has been structured to be consummated, for Federal income tax purposes, on a tax-free basis. Thus, a shareholder of ADF will be able to defer the recognition of any gains or losses on his or her shares of ADF until shares of EMF received pursuant to the Reorganization are exchanged or sold. If ADF were liquidated rather than reorganized, a shareholder would have no choice but to recognize any gains or losses in the current tax year.


Tax Consequences of the Reorganization


The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. ADF and EMF have both elected to qualify as a regulated investment company under the Code, and EMF intends to continue to elect to so qualify. Upon the closing of the Reorganization, counsel to EMF and ADF, Goodwin, Procter LLP, must opine substantially to the effect that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Code, the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of ADF to EMF solely in exchange for EMF shares and the assumption by EMF of certain of ADF's liabilities and the distribution of such shares to the shareholders of ADF, as provided in the Plan, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and ADF and EMF will each be a "party to a reorganization" within the meaning of Section 368(b); (ii) ADF will not recognize a gain or loss on the transfer of its assets to EMF in the Reorganization; (iii) ADF will not recognize a gain or loss upon its distribution to its shareholders of the EMF shares received in the Reorganization; (iv) EMF will not recognize a gain or loss upon the receipt of the assets of ADF in exchange for the EMF shares; (v) shareholders of ADF will not recognize a gain or loss on the exchange of shares of EMF for shares of ADF provided that such shareholders receive solely EMF shares (including fractional shares) in exchange for their ADF shares; (vi) the tax basis of the ADF assets acquired by EMF will be the same to EMF as the tax basis of such assets to ADF immediately prior to the Reorganization and the holding period of the assets of ADF in the hands of EMF will include the period during which those assets were held by ADF; (vii) the aggregate tax basis of the EMF shares received by the shareholders of ADF will be the same as the aggregate tax basis of ADF shares exchanged by such shareholder immediately prior to the Reorganization; and
(viii) the holding period of the EMF shares (including fractional shares) received by shareholders of ADF will include the holding period that the ADF shares exchanged were held (provided that the ADF shares exchanged were held as a capital asset on the date of the Reorganization). The receipt of such opinions upon the closing of the transaction is a condition to the closing of the Reorganization. If the transfer of assets of ADF in exchange for EMF shares and the assumption by EMF of the liabilities of ADF were deemed not to constitute a tax-free reorganization, each shareholder would recognize gain or loss equal to the difference between the value of the EMF shares such shareholder acquires and the tax basis of such shareholder's ADF shares.

As a condition to closing, counsel to EMF and ADF must opine in part to the effect that, subject to customary assumptions and representations, upon consummation of the Reorganization and the transfer of substantially all of the assets of EMF to ADF, neither the Trust nor any Fund shareholder will recognize a gain or loss in the exchange of their shares.

Shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing relates only to Federal income tax consequences, shareholders should also consult with their tax advisors as to the foreign, state and local tax consequences, if any, of the Reorganization.

Capitalization


The following table sets forth, as of June 30, 2003, the capitalization of ADF and EMF. (unaudited)


                                CAPITALIZATION

                                                   PRO FORMA
                                                REORGANIZATION


                                     Emerging      Asia Dynasty     Pro Forma
                                   Markets Fund        Fund          for the
                                    (Class A)       (Class A)     Combined Fund
                                   ------------    ------------   -------------
Total Net Assets.................  $11,044,250     $10,054,960     $21,099,210
                                   ===========     ===========     ===========
Shares Outstanding...............    1,871,630       1,551,595       3,575,864
                                   ===========     ===========     ===========
Net Asset Value Per Share........  $      5.90     $      6.48     $      5.90
                                   ===========     ===========     ===========


                                     Emerging      Asia Dynasty     Pro Forma
                                   Markets Fund        Fund          for the
                                    (Class C)       (Class B)     Combined Fund*
                                   ------------    ------------   -------------
Total Net Assets.................           --     $ 1,841,337     $ 1,841,337
                                   ===========     ===========     ===========
Shares Outstanding...............           --         307,078         312,091
                                   ===========     ===========     ===========
Net Asset Value Per Share........           --     $      6.00     $      5.90
                                   ===========     ===========     ===========

* Pro Forma Net Asset Value for the Combined Fund will be based on Emerging Markets Fund-Class A Net Asset Value Per Share.


Management


Trustees. The management of the business and affairs of EMF and ADF is the responsibility of the Board of Trustees of Van Eck Funds. The Board of Trustees of Van Eck Funds (of which EMF and ADF are series) consists of nine persons, six of whom are not "interested persons" as defined in the 1940 Act.

Investment Adviser and Administrator. Van Eck Associates Corp., 99 Park Avenue, New York, New York 10016, serves as the investment adviser to and administrator of ADF and investment adviser to EMF.

Under the Investment Advisory Agreements applicable to EMF and ADF, Van Eck provides EMF and ADF with a continuous investment program which includes determining which securities should be bought, sold or held. Van Eck and/or the administrator also manages the business and affairs of EMF and ADF.

EMF and ADF pay advisory fees at the rates indicated under "Synopsis- Investment Advisory Fees" above. For additional information, see "Management" in the EMF and ADF Prospectus and "Investment Advisory Services" in the EMF and ADF Statement of Additional Information.

Portfolio Manager. Mr. David Semple is the Portfolio Manager of both EMF and
ADF.

Transfer Agent. The Transfer Agent and Dividend Paying Agent for EMF and ADF is DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121.

Shares of EMF to be issued in the Reorganization and Shares of ADF

EMF has, or will have on the Exchange Date, two classes of shares outstanding which are designated Class A and Class C. ADF has two classes of shares outstanding designated as Class A and Class B. Each Class has adopted its own Rule 12b-1 Plan, each of the two classes will vote separately on their respective 12b-1 Plan and any higher incremental transfer agency costs and any other costs attributable solely to one Class will be borne exclusively by that class. On the Exchange Date, all Class A shareholders of ADF will be given a number of Class A shares of common stock, par value $.001, of EMF having an aggregate net asset value equal to the net asset value of his or her Class A shares of ADF; all Class B shareholders of ADF will be given a number of Class C shares of common stock, par value $.001, of EMF having an aggregate net asset value equal to the net asset value of his or her Class B shares of ADF. The Class A and Class C shares of EMF to be issued in the Reorganization will be identical in all material respects to all other Class A and Class C shares, respectively, of EMF then outstanding. The Class C shares of EMF will differ from the Class B shares of ADF in that the Class C shares are not subject to CDSC on redemptions within seven years of purchase. The EMF Class C shares are subject to a 1% CDRC on redemptions within a year of purchase. Class B and Class C shares convert to Class A shares after eight years. EMF - Class C shares will be deemed to have been held for the same period as the ADF - Class B shares for which they were exchanged. For a more detailed description see "Synopsis - Distribution Fees."


ADF and EMF have adopted Rule 12b-1 Plans in accordance with the 1940 Act. The Rule 12b-1 Plans are described in "Synopsis-Other Fees" above. Each Rule 12b-1 Plan must be approved annually by the Board of Trustees. For more discussion of the Rule 12b-1 Plans, see "Plan of Distribution" in the EMF and ADF Prospectus.

Voting Rights. Shareholders of ADF and EMF are entitled to one vote for each share and a fractional vote for each fractional share held with respect to the election of Trustees (to the extent hereafter provided) and other matters submitted to a vote of shareholders. With respect to the Rule 12b-1 Plans in effect for ADF and EMF, the Plans may not be amended to increase materially the amount of expenditures unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Class affected. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. The Board of Trustees is a self-perpetuating body until fewer than 50% of its members have been elected by the shareholders. Under the Trust's Amended and Restated Master Trust Agreement, any Trustee may be removed by a vote of two-thirds of the outstanding Trust shares (outstanding Trust shares include shares of all series of the Trust and not solely shares of EMF and ADF); and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees.


Shareholder Liability. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Amended and Restated Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.


Control. As of ___________, 2003, there were no persons who exercised "control" over EMF or ADF as "control" is defined in the 1940 Act.



Shareholder Inquiries. Shareholder inquiries with respect to ADF or EMF should be addressed to the Funds by telephone at (800) 544-4653 or in writing at the address set forth on the first page of the Prospectus/Proxy Statement.


Dividends and Distributions.

Any dividends and capital gains paid by the Funds will be automatically reinvested in additional shares of the Fund at the Fund's net asset value at the close of business on the payment date of the dividend or distribution unless the shareholder elects to receive all dividends and/or distributions either in cash or to invest them, without imposition of any sales charge, in any other Van Eck Fund at such fund's net asset value at the close of business on the payment date.


Tax Consequences. For a discussion of the tax consequences associated with an investment in EMF and ADF, see "Taxes" in Trust's Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state and local taxes.


Purchase of Shares. Both prior to and subsequent to the Reorganization, shares of EMF will be offered continuously for sale by the Distributor or by brokers and agents that have entered into selling group or selling agency agreements with the Distributor, 99 Park Avenue, New York, New York 10016. The Reorganization will have no effect on the purchase procedures for shares of EMF. See "Purchase of Shares" in the Prospectuses. For more information on the Distributor, see "The Distributor" in the Statement of Additional Information for Van Eck Funds.

Redemption Procedures. Redemption procedures for the Funds are identical. Shares of each Fund will be redeemed on the day on which proper instructions are received by the Fund's transfer agent. See "Redemption of Shares" in the Funds' Prospectuses and "Redemption or Repurchase" in the ADF Prospectus.


Other Matters

It is not anticipated that any matters other than the adoption of the Plan described above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

                       INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting


The Meeting of shareholders of ADF will be held on xxxxxxx, 2003 at 99 Park Avenue, 8th Floor, New York, New York 10016 at 8:00 a.m., New York Time.




Solicitation, Revocation and Use of Proxies


Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each full or fractional share of ADF is entitled to vote the same number of full or fractional shares of the Fund owned. Under both the 1940 Act, the term "Majority Shareholder Vote" of the Fund means favorable vote of: (a) 67% or more of the outstanding votes of the Fund present at the Meeting, if 50% or more of the outstanding votes of the Fund are present or represented by proxy; or by (b) the vote of more than 50% of the outstanding votes of the Fund, whichever is less. A Majority Shareholder Vote of the Fund is required to approve the Plan.


Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy by submitting a written notice of revocation to the Secretary of the Trust at 99 Park Avenue, 8th Floor, New York, NY 10016. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly authorized proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted "FOR" the approval of the Plan and any other proposals.

Record Date and Outstanding Shares


Only holders of record of ADF's shares of beneficial interest at the close of business on _______________ 2003 (the "Record Date") are entitled to vote at the Meeting and any adjournments thereof. At the close of business on the Record Date, there were ____________________ shares of ADF outstanding and entitled to vote.


Security Ownership of Certain Beneficial Owners and Management


No person or entity owns beneficially 5% or more of the shares of EMF or ADF except as stated in "Introduction" above.


Voting Rights and Required Vote

In order to hold the Meeting, a "quorum" must be present. A quorum is present if the holders of at least one-half of the votes entitled to be cast are represented at the meeting, either in person or by proxy.

For purpose of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal 1.

If a quorum is not present, the persons named as proxies may vote those proxies which have been received and adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the person named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the votes entitled to be cast present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Under Massachusetts law, shareholders of a registered investment company are not entitled to demand fair value of the shares and will be bound by the terms of the Reorganization if the Plan is approved at the Meeting. Any shareholder in ADF may, however, either redeem his or her shares at net asset value or exchange his or her shares into another Van Eck Fund prior to the date of the Reorganization.




                             ADDITIONAL INFORMATION

This Prospectus/Proxy Statement and the related Statement of Additional Information do not include all the information set forth in the registration statements and exhibits relating thereto which Van Eck Funds has filed with the Securities and Exchange Commission, Washington, DC 20549, under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

Van Eck Funds is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements, registration statements and other information filed by Van Eck Funds can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, DC and Regional Offices of the Commission located at 233 Broadway, New York, New York 10278 and Suite 1400, 500 West Madison Street, Chicago, Illinois 60621. Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549 and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates.

                                    EXHIBIT A

                     PLAN OF REORGANIZATION AND LIQUIDATION

PLAN OF REORGANIZATION AND LIQUIDATION dated as of ____________, 2003 (the "Plan") adopted by Van Eck Funds, a Massachusetts business trust (the "Trust"), on behalf of Emerging Markets Fund ("Emerging Markets Fund"), a series of the Trust, and Asia Dynasty Fund, another series of the Trust. Emerging Markets Fund and Asia Dynasty Fund are collectively referred to as the "Funds" and individually as a "Fund".

                                   WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, this Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of Asia Dynasty Fund - Class A in exchange solely for Class A shares of common stock, par value $0.001 per share, of Emerging Markets Fund, the transfer of all the assets of Asia Dynasty Fund - Class B in exchange solely for Class C shares of Emerging Markets Fund and the assumption by Emerging Markets Fund of all of the stated liabilities of Asia Dynasty Fund and the distribution, after the Closing hereinafter referred to, of Emerging Markets Fund Shares to the shareholders of Asia Dynasty Fund in liquidation of Asia Dynasty Fund, all upon the terms and conditions hereinafter set forth in this Plan; and

WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons", as defined in the 1940 Act have determined with regard to the constituent Funds that participating in the transactions contemplated by this Plan is in the best interests of each Fund and its shareholders and that the interest of each Fund's shareholders would not be diluted as a result of this transaction.

NOW, THEREFORE, the Trust hereby agrees as follows:

1. Transfer of Assets. Subject to the terms and conditions set forth herein, at the closing provided for in Section 5 (herein referred to as the "Closing"), the Trust shall transfer all of the assets of Asia Dynasty Fund, and assign all Assumed Liabilities (as hereinafter defined), Emerging Markets Fund, shall acquire all such assets, and shall assume all such Assumed Liabilities, upon delivery to the Trust of Emerging Markets Shares having a net asset value equal to the value of the net assets of Asia Dynasty Fund transferred (the "New Shares"). "Assumed Liabilities" shall mean all liabilities, expenses, costs, charges and reserves reflected in an unaudited statement of assets and liabilities of Asia Dynasty Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of Asia Dynasty Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then-current prospectus and statement of additional information of Asia Dynasty Fund and Emerging Markets Fund.

All Assumed Liabilities of Asia Dynasty Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to Emerging Markets Fund and may be enforced against Emerging Markets Fund to the same extent as if the same had been incurred by Emerging Markets Fund.

2. Liquidation of Asia Dynasty Fund. At or as soon as practicable after the Closing, Asia Dynasty Fund will be liquidated and the New Shares delivered to the Trust on behalf of Asia Dynasty Fund will be distributed to shareholders of Asia Dynasty Fund, each shareholder to receive the number of New Shares equal to the pro rata portion of shares of beneficial interest of Asia Dynasty Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the stock records of Emerging Markets Fund in the name of each shareholder of Asia Dynasty Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Trust shall file on behalf of Asia Dynasty Fund such instruments of dissolution, if any, as are necessary to effect the dissolution of Asia Dynasty Fund and shall take all other steps necessary to complete liquidation and dissolution of Asia Dynasty Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of Asia Dynasty Fund will be deemed for all purposes to evidence ownership of the number of Emerging Markets Fund shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates of originally represented shares of Asia Dynasty Fund will be rendered nonnegotiable; upon special request and surrender of such certificates to the Trust's transfer agent, holders of these non-negotiable certificates shall be entitled to receive certificates representing the number of Emerging Markets Fund shares issuable with respect thereto.

Conditions Precedent. The obligations of the Trust to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of the following conditions:

(a) At or immediately prior to the Closing, the Trust shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Asia Dynasty Fund all of the Fund's investment company taxable income, if any, for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward);

(b) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the Trust to carry out the transactions contemplated by this Plan shall have been received;

(c) A registration statement of the Trust on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the officers of the Trust to be necessary or appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Commission and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(d) All necessary actions shall have been taken in order to enable Emerging Markets Fund to offer the New Shares to the public in all states in which the ability to offer such New Shares is required for consummation of the transactions contemplated hereunder;

(e) The Trust shall have received a legal opinion from counsel, in form and substance reasonably satisfactory to the Trustees of the Trust, as to the tax consequences of the reorganization;

(f) A vote approving this Plan and the reorganization contemplated hereby shall have been adopted by at least a majority (as defined in the 1940 Act) of the outstanding shares of beneficial interest of Asia Dynasty Fund entitled to vote at a Meeting of Shareholders of Asia Dynasty Fund duly called for such purpose.

4. Closing. The Closing shall be held at the offices of the Trust and shall occur (a) as of the close of business on or about __________, 2003, (b) if all regulatory or shareholder approvals shall not have been received as of that date, then on the first business day following receipt of all necessary regulatory approvals and the final adjournment of meetings of shareholders of Asia Dynasty Fund at which this Plan is considered or (c) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following the Closing, the Trust shall distribute the New Shares to Asia Dynasty Fund Record Holders (as herein defined) by instructing Emerging Markets Fund to register the appropriate number of New Shares in the names of Asia Dynasty Fund's shareholders and Emerging Markets Fund will promptly comply with said instruction. The shareholders of record of the Asia Dynasty Fund as of the close of business on the Valuation Date shall be certified by the Trust's transfer agent (the " Asia Dynasty Fund Record Holders").

5. Expenses. Legal and printing expenses and expenses of holding the meeting of shareholders of Asia Dynasty Fund (such as proxy tabulation and the expense of a solicitor, if any) will be borne by Asia Dynasty Fund, for which it shall be liable. Any registration fee payable to the Commission in connection with the registration of New Shares under the Securities Act or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by this Plan shall be payable by such Fund required to pay such fee. All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

6. Termination. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust with respect to either of Emerging Markets Fund or Asia Dynasty Fund, at any time prior to the Closing, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for either Fund. In the event of any such termination, there shall be no liability for damages on the part of either Emerging Markets Fund or Asia Dynasty Fund, or their respective Trustees or officers, to the other party, except with respect to the payment of expenses as contemplated in Section 6 hereof.

7. Amendments. This Plan may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, provided, however, that following the meeting of Asia Dynasty Fund shareholders called by the Trust pursuant to Section 3(f) of this Plan, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Emerging Markets Fund Shares to be issued to the Asia Dynasty Fund shareholders under this Plan to the detriment of such shareholders without their further approval.

8. Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflict of laws provisions thereof.

9. Further Assurances. Unless the Plan has been terminated pursuant to Section 6 hereof, the Trust with respect to Emerging Markets Fund and Asia Dynasty Fund shall take such further actions, prior to, at, and after the Closing as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

10. Limitations of Liability. The term "Van Eck Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement, as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Emerging Markets Fund or Asia Dynasty Fund series of the Trust, as provided in the Master Trust Agreement. The execution and delivery of this Plan has been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made individually or to impose any personal liability, but shall bind only the Trust property of the Asia Dynasty Fund and Emerging Markets Fund series of the Trust as provided in the Van Eck Funds Master Trust Agreement. The Master Trust Agreement of the Trust provides, and it is expressly agreed, that Emerging Markets Fund and Asia Dynasty Fund shall be solely and exclusively responsible for the payment of its debts, liabilities and obligations, and that no other series of the Trust shall be responsible for the same.

IN WITNESS WHEREOF, the Trustees of the Trust have caused this Plan to be executed on behalf of its constituent Fund as of the date first set forth above by their duly authorized representatives.

Van Eck Funds--Emerging Markets Fund and Asia Dynasty Fund


/s/ Derek S. van Eck


By:__________________________________
Derek S. van Eck
President

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                            VAN ECK ASIA DYNASTY FUND
                                   a series of
                                  VAN ECK FUNDS
                            99 PARK AVENUE, 8TH FLOOR
                            NEW YORK, NEW YORK 10016
                          212.687-5200 . 1.800.544.4653


                        By and in Exchange for Shares of

                          VAN ECK EMERGING MARKETS FUND
                                   a series of
                                  VAN ECK FUNDS
                            99 PARK AVENUE, 8TH FLOOR
                            NEW YORK, NEW YORK 10016
                          212.687-5200 . 1.800.544.4653






                       -----------------------------------


This Statement of Additional Information relates specifically to the proposed transfer of all or substantially all of the assets and liabilities of Van Eck Asia Dynasty Fund ("ADF"), a series of Van Eck Funds, to Van Eck Emerging Markets Fund ("EMF"), a series of Van Eck Funds, in exchange for shares of the EMF. This Statement of Additional Information also consists of portions of other documents each of which is attached and incorporated herein by reference:


Further information about ADF, is contained in the Fund's Statement of Additional Information, dated May 1, 2003, and its Annual Report to Shareholders for the year ended December 31, 2002, each of which are incorporated by reference herein and are available at no cost by either calling Van Eck Funds, the phone number listed above or by writing to the above address.


Further information about EMF is contained in the Fund's Statement of Additional Information, dated May 1, 2003, and its Annual Report to Shareholders for the year ended December 31, 2002 each of which are incorporated by reference herein and are available at no cost by either calling EMF at the phone number listed above or by writing to the above address.



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement of ADF, dated _________, 2003, which is enclosed. This Statement of Additional Information has been incorporated by reference into the Prospectus/Proxy Statement.

The following is general information and pro-forma financial information for ADF and EMF.


     THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED ______________, 2003.

TABLE OF CONTENTS
PAGE
--------------------------------------------------------------------------------
General Information........................................................... 2
Pro Forma Information......................................................... 3







                               GENERAL INFORMATION


The shareholders of ADF are being asked to approve a Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of substantially all of the assets of ADF for shares of EMF, the assumption of the liabilities of ADF by EMF, the distribution of EMF shares to the shareholders of ADF and the liquidation of ADF. EMF is an open-end management investment company registered under the Investment Company Act of 1940 and a series of Van Eck Funds, which is organized as a Massachusetts business trust. A Special Meeting of Shareholders to consider the Plan and other matters described in the Proxy Statement/Prospectus will be held at 99 Park Avenue, 8th Floor, New York, New York on _________________, 2003 at 10:00 a.m., New York Time.

For detailed information about the Plan, shareholders of ADF should refer to the Prospectus/Proxy Statement.

                              PRO FORMA INFORMATION

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                          VAN ECK ASIA DYNASTY FUND AND
                          VAN ECK EMERGING MARKETS FUND

                        PRO FORMA SCHEDULE OF INVESTMENTS



PRO FORMA INFORMATION
COMBINED SCHEDULE OF INVESTMENTS FOR
VAN ECK ASIA DYNASTY FUND AND
VAN ECK EMERGING MARKET FUND
JUNE, 30 2003 (UNAUDITED)

                                                     SHARES

                                           EMERGING MARKETS  ASIA DYNASTY   PRO FORMA FOR THE
                                                 FUND             FUND         COMBINED FUND
-------------------------------------------------------------------------------------------------
Brazil: 4.2%
                                                 9,900               --             9,900
                                                13,200               --            13,200

                                                22,600               --            22,600




CHINA: 9.4%
                                                    --          498,000           498,000

                                                    --        1,100,000         1,100,000
                                               188,000          167,000           355,000
                                               400,000          584,000           984,000
                                               250,000          250,000           500,000

                                                    --          250,000           250,000
                                             1,115,000          875,000         1,990,000



CROATIA: 0.5%
                                                 7,500               --             7,500


CZECH REPUBLIC: 1.4%
                                                13,500               --            13,500


HONG KONG: 10.3%
                                                    --          350,000           350,000

                                                    --          730,000           730,000
                                                    --           61,000            61,000
                                                    --          874,000           874,000
                                                    --           52,000            52,000
                                                    --           45,000            45,000

                                                    --           89,000            89,000
                                                    --        4,636,000         4,636,000

                                             1,050,000        1,074,000         2,124,000
                                                    --          227,020           227,020
                                               236,000          115,000           351,000




INDIA: 5.2%
                                                    --           18,000            18,000
                                                    --            4,300             4,300
                                                    --           11,000            11,000

                                                    --            3,800             3,800
                                                    --           12,500            12,500
                                                32,000               --            32,000
                                                                 35,000            35,000




                                                              MARKET VALUE

                                         EMERGING MARKETS     ASIA DYNASTY        PRO FORMA FOR
SECURITIES                                     FUND               FUND          THE COMBINED FUND
-------------------------------------------------------------------------------------------------

Cia Vale,do Rio Doce (ADR)                 $   274,725                 --         $   274,725
Embraer, Aircraft Corp.
(Sponsored ADR)                                252,120                 --             252,120
Petroleo Brasileiro S.A. (ADR)                 446,576                 --             446,576

                                               973,421                 --             973,421
                                           -----------        -----------         -----------


Chaoda,Modern Agriculture
Holdings Ltd.                                       --             86,211              86,211
China, Oilfield Services Ltd.                       --            246,847             246,847
CNOOC Ltd.                                     277,238            246,270             523,508
Denway, Motors Ltd.                            180,807            263,979             444,786
Lianhua Supermarket
Holdings Ltd.                                  132,240            132,240             264,480
Matrix 8848. Net Holdings                           --             20,000              20,000
Sinotrans Ltd.                                 314,554            246,847             561,401

                                               904,839          1,242,394           2,147,233
                                           -----------        -----------         -----------

Pliva D.D. (GDR)                               103,500                 --             103,500
                                           -----------        -----------         -----------


Komercni Banka AS (GDR)                        324,000                 --             324,000
                                           -----------        -----------         -----------


Asia Satellite Telecommunications
Holdings Ltd.                                       --             46,228              46,228
Chen Hsong Holdings Ltd.                            --            262,107             262,107
Esprit Holdings Ltd.                                --            149,012             149,012
Global China Group Holdings Ltd.                    --             43,709              43,709
Hutchison Whampoa Ltd.                              --            316,734             316,734
Hutchison Whampoa Ltd. Warrants
(HKD 50, expiring 4/01/04)                          --                975                 975
Li & Fung Ltd.                                      --            114,697             114,697
Media Partners International
Holdings, Inc.                                      --            101,062             101,062
Next Media Ltd.                                336,610            344,304             680,914
Star Cruises Ltd.                                   --             59,678              59,678
Techtronic Industries Co. Ltd.                 396,443            193,182             589,625

                                               733,053          1,631,688           2,364,741
                                           -----------        -----------         -----------


Bharat Heavy Electricals Ltd.                       --            104,641             104,641
HDFC Bank Ltd. (ADR)                                --             80,625              80,625
Housing Development Finance
Corporation Ltd.                                    --             96,940              96,940
Infosys Technologies Ltd.                           --            266,933             266,933
Maruti Udyog Ltd.                                   --             33,667              33,667
Satyam Computer Services Ltd.                  317,760                 --             317,760
State Bank of India                                 --            288,914             288,914

                                               317,760            871,720           1,189,480
                                           -----------        -----------         -----------

INDONESIA: 2.0%
                                                    --          500,000           500,000
                                               350,000          390,000           740,000



ISRAEL: 1.2%
                                                 5,000               --             5,000



MALAYSIA: 1.5%
                                                    --           31,000            31,000
                                                    --           78,000            78,000
                                                    --           17,000            17,000
                                                    --          220,000           220,000




MEXICO: 2.2%
                                               100,000               --           100,000

                                                90,000               --            90,000




RUSSIA: 1.9%
                                                 3,000               --             3,000
                                                 3,750               --             3,750




SINGAPORE: 4.8%
                                               100,000          450,000           550,000
                                                    --          550,000           550,000

                                                    --          150,000           150,000
                                                    --          281,250           281,250
                                                    --           20,000            20,000
                                                    --          185,000           185,000
                                               150,000          125,000           275,000




SOUTH AFRICA: 6.6%
                                               450,000               --           450,000
                                               190,000               --           190,000
                                                50,000               --            50,000
                                               210,000               --           210,000
                                               230,000               --           230,000





Enseval Putera Maga Trading Tbk                     --             51,515              51,515
PT Telekomunikasi Indonesia                    196,212            218,636             414,848

                                               196,212            270,151             466,363
                                           -----------        -----------         -----------

Teva Pharmaceutical
Industries Ltd.                                284,500                 --             284,500
                                           -----------        -----------         -----------


Genting Berhad                                      --            122,368             122,368
IOI Corp.                                           --            117,000             117,000
MAA Holdings Berhad                                 --             20,489              20,489
Multi-Purpose Holdings Berhad                       --             74,105              74,105

                                                    --            333,962             333,962
                                           -----------        -----------         -----------


Corporacion GEO S.A. de C.V.
(Series B)                                     291,943                 --             291,943
Grupo Modelo S.A. de C.V.
(Series C)                                     204,360                 --             204,360

                                               496,303                 --             496,303
                                           -----------        -----------         -----------

Lukoil (Sponsored ADR)                         237,000                 --             237,000
Yukos (Sponsored ADR)                          210,000                 --             210,000

                                               447,000                 --             447,000
                                           -----------        -----------         -----------


Citiraya Industries Ltd.                        33,510            150,797             184,307
Jurong Technologies Industrrial
Corp. Ld.                                           --            146,821             146,821
Neptune Orient Lines Ltd.                           --            126,090             126,090
Noble Group Ltd.                                    --            260,380             260,380
Oversea-Chinese Banking Corp. Ltd.                  --            113,594             113,594
Sembcorp Logistics Ltd.                             --            197,541             197,541
Star Cruises Ltd.                               39,000             32,500              71,500

                                                72,510          1,027,723           1,100,233
                                           -----------        -----------         -----------


African Bank Investments Ltd.                  372,432                 --             372,432
Alexander Forbes Ltd.                          278,990                 --             278,990
Kumba Resources Ltd.                           200,900                 --             200,900
MTN Group0Ltd.                                 456,369                 --             456,369
Sanlam Ltd.                                    214,916                 --             214,916

                                             1,523,607                 --           1,523,607
                                           -----------        -----------         -----------

SOUTH KOREA: 28.2%
                                                    --            3,300             3,300
                                                    --           13,000            13,000
                                                 9,000            4,000            13,000
                                                12,700           19,400            32,100
                                                14,000           15,800            29,800
                                                 2,000            2,150             4,150
                                                 8,400           16,752            25,152
                                                15,500            6,000            21,500
                                                    --            3,800             3,800
                                                    --            2,500             2,500
                                                 1,900            2,476             4,376
                                                                 25,000            25,000
                                                 2,300            1,500             3,800
                                                                    850               850




TAIWAN: 14.0%
                                                    --          110,080           110,080
                                               156,000          107,184           263,184
                                                    --          234,000           234,000
                                                    --          651,600           651,600
                                               196,000          125,000           321,000
                                                27,000           35,000            62,000
                                               491,000          200,000           691,000

                                                    --           86,000            86,000
                                                    --           57,250            57,250
                                                    --           41,771            41,771
                                                24,620          185,700           210,320

                                                    --          165,193           165,193
                                                    --          175,000           175,000




THAILAND: 4.4%
                                                    --          100,000           100,000
                                                    --          700,000           700,000
                                                    --          140,000           140,000
                                             1,000,000               --         1,000,000

                                                    --           35,000            35,000
                                               230,000          150,000           380,000





TOTAL STOCKS AND OTHER INVESTMENTS: 97.8%
(Cost: $ 19,240,513)
OTHER ASSETS LESS LIABILITIES: 2.2%

NET ASSETS: 100%




Cheil Communications, Inc.                          --            324,613             324,613
Hanjin Shipping Co. Ltd.                            --            106,873             106,873
Honam Petrochemical Corp.                      264,462            117,539             382,001
Hyundai Mobis                                  325,873            497,790             823,663
Hyundai Motor Co. Ltd.                         370,364            417,982             788,346
Kangwon Land, Inc.                             222,687            239,389             462,076
Kookmin Bank                                   253,160            504,874             758,034
Korea Electric Power Corp.                     245,249             94,935             340,184
KT Freetel                                          --             79,372              79,372
POSCO                                               --            259,523             259,523
Samsung Electronics Co. Ltd.                   564,671            735,856           1,300,527
Samsung Heavy Industries Co. Ltd.                   --            100,251             100,251
Shinsegae Co. Ltd.                             359,104            234,198             593,302
SK Telecom Co. Ltd.                                 --            145,165             145,165

                                             2,605,570          3,858,360           6,463,930
                                           -----------        -----------         -----------


Advantech Co. Ltd.                                  --            159,029             159,029
Benq Corp.                                     177,140            121,709             298,849
Chinatrust Financial Holding Co. Ltd.               --            188,633             188,633
Eva Airways Corp.                                   --            233,454             233,454
Evergreen Marine                               139,312             88,847             228,159
Mediatek, Inc.                                 270,702            350,910             621,612
Mega Financial
Holdings Co. Ltd.                              231,242             94,192             325,434
Nien Hsing Textile Co. Ltd.                         --             85,727              85,727
Quanta Computer, Inc.                               --            118,271             118,271
Siliconware Precision Industries Co. (ADR)          --            134,503             134,503
Taiwan Semiconductor Manufacturing
Co. Ltd. (Sponsored ADR)                       248,170            305,834             554,004
United Microelectronics Corp.                       --            106,438             106,438
Wan Hai Lines Ltd.                                  --            154,724             154,724

                                             1,066,566          2,142,271           3,208,837
                                           -----------        -----------         -----------


Central Pattana Public Co. Ltd.                     --             83,155              83,155
Quality Houses Public Co. Ltd.                      --            124,733             124,733
Quality Houses Public Co. Ltd. Warrants             --              4,989               4,989
National Finance
Public Co. Ltd.                                327,869                 --             327,869
Siam Cement Public Co. Ltd.                         --            124,735             124,735
Thai Airways International
Public Co. Ltd.                                204,919            133,642             338,561

                                               532,788            471,254           1,004,042
                                           -----------        -----------         -----------


                                            10,581,629         11,849,523          22,431,152
                                               462,621             46,774             509,395
                                           -----------        -----------         -----------
                                           $11,044,250        $11,896,297         $22,940,547
                                           ===========        ===========         ===========


GLOSSARY:
ADR  --  American Depositary Receipt
GDR  --  Global Depositary Receipt

PRO FORMA INFORMATION
COMBINED STATEMENTS OF ASSETS AND LIABILITIES FOR VAN ECK ASIA DYNASTY FUND AND VAN ECK EMERGING MARKETS FUND
JUNE 30, 2003 (UNAUDITED)

                                                      EMERGING MARKETS    ASIA DYNASTY      PRO FORMA FOR
                                                            FUND              FUND        THE COMBINED FUND
                                                      ----------------    ------------    -----------------

Assets:
Investments at cost                                     $  9,088,753      $ 10,151,760      $ 19,240,513
                                                        ------------      ------------      ------------

Investments at value                                    $ 10,581,629      $ 11,849,523      $ 22,431,152
Cash and Foreign Currency                                    449,094           273,866           722,960
Receivables:
Dividends and interest                                        27,728             6,817            34,545
Capital shares sold                                            5,852             2,000             7,852
Due from Adviser                                              29,779                --            29,779
Prepaid expense                                                3,795                --             3,795
                                                        ------------      ------------      ------------
Total assets                                              11,097,877        12,132,206        23,230,083
                                                        ------------      ------------      ------------
Liabilities:
Payables:
Capital shares redeemed                                       14,513           144,449           158,962
Accounts payable                                              32,681            67,826           100,507
Due to Trustees                                                2,005             2,626             4,631
Due to Distributor                                             4,428             8,628            13,056
Due to Adviser                                                    --            12,380            12,380
                                                        ------------      ------------      ------------
Total liabilities                                             53,627           235,909           289,536
                                                        ------------      ------------      ------------
Net Assets                                              $ 11,044,250      $ 11,896,297      $ 22,940,547
                                                        ============      ============      ============
CLASS A SHARES:
Net assets                                              $ 11,044,250      $ 10,054,960      $ 21,099,210
                                                        ============      ============      ============

Shares outstanding                                         1,871,630         1,551,595         3,575,864
                                                        ============      ============      ============

Net asset value and redemption price per share          $       5.90      $       6.48      $       5.90
                                                        ============      ============      ============

Maximum offering price per share                        $       6.26      $       6.88                --
                                                        ============      ============      ============
CLASS B SHARES:
Net assets                                                        --      $  1,841,337                --
                                                                          ============      ============

Shares outstanding                                                --           307,078                --
                                                                          ============      ============
Net asset value, maximum offering and redemption
price per share (Redemption may be subject to a
contingent deferred sales charge within the
first six years of ownership)                                     --      $       6.00                --
                                                                          ============      ============

Class C Shares:

Net Assets                                                        --                --      $  1,841,337
                                                        ============      ============      ============

Shares outstanding                                                --                --           312,091
                                                        ============      ============      ============

Net asset value, maximum offering and redemption
price per share (Redemption may be subject to
a contingent deferred sales charge within the
first year of ownership)                                          --                --      $       5.90
                                                        ============      ============      ============

NET ASSETS CONSIST OF:
Aggregate paid in capital                               $ 15,314,703      $ 16,874,338      $ 32,100,639
Unrealized appreciation of investments  foreign
  currency, forward foreign currency contracts, and
  other assets and liabilities denominated in
  foreign currencies                                       1,488,239         1,684,102         3,172,341
Overdistributed/underdistributed net investment
  income (loss)                                               (2,857)         (100,653)          (15,108)
Accumulated realized loss                                 (5,755,835)       (6,561,490)      (12,317,325)
                                                        ------------      ------------      ------------
Net Assets                                              $ 11,044,250      $ 11,896,297      $ 22,940,547
                                                        ============      ============      ============

PRO FORMA INFORMATION
COMBINED STATEMENTS OF OPERATIONS FOR VAN ECK ASIA DYNASTY FUND AND VAN ECK EMERGING MARKETS FUND
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                                                 EMERGING MARKETS   ASIA DYNASTY    PRO FORMA        PRO FORMA FOR
                                                                       FUND             FUND        ADJUSTMENTS    THE COMBINED FUND
                                                                 ----------------   ------------    -----------    -----------------

INCOME:
Dividends                                                          $   141,256      $   160,831     $        --      $   302,087
Interest                                                                   758            1,298              --            2,056
Foreign taxes withheld                                                 (12,485)         (18,110)             --          (30,595)
                                                                   -----------      -----------     -----------      -----------
Total income                                                           129,529          144,019              --          273,548

EXPENSES:
Management                                                              35,947           40,849              --           76,796
Distribution Class A                                                    23,965           22,944              --           46,909
Distribution Class B                                                        --            8,577              --            8,577
Administration                                                          19,603           20,524              --           40,127
Reports to shareholders                                                 34,313            7,272          (7,272)(a)       34,313
Trustees' fees and expenses                                              1,908            3,620              --            5,528
Transfer agent                                                          33,784           56,110         (33,784)(a)       56,110
Custodian                                                               16,273           18,735         (10,598)(a)       24,410
Registration                                                             3,238           16,109         (16,109)(a)        3,238
Professional                                                            38,315           27,556         (27,556)(a)       38,315
Interest expense                                                           176               --              --              176
Other                                                                    1,441            4,525              --            5,966
                                                                   -----------      -----------     -----------      -----------
Total expenses                                                         208,963          226,821         (95,319)         340,465
                                                                   -----------      -----------     -----------      -----------
Expense reduction                                                     (112,846)              --              --         (112,846)
Net expenses                                                            96,117          226,821         (95,319)         227,619
                                                                   -----------      -----------     -----------      -----------
Net investment income (loss)                                            33,412          (82,802)         95,319           45,929

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain from investments                                         197,404          106,127              --          303,531
Realized loss from forward foreign currency contracts and
  foreign currency transactions                                        (20,980)          (6,675)             --          (27,655)
Change in unrealized appreciation (depreciation) of foreign
  currency, forward foreign currency                                        --
contracts and other assets and liabilities denominated in
  foreign currencies                                                    10,853           (4,489)             --            6,364
Change in unrealized appreciation (depreciation) of investments      1,785,623        1,447,823              --        3,233,446
                                                                   -----------      -----------     -----------      -----------

Net gain on investments and foreign currency transactions            1,972,900        1,542,786              --        3,515,686
                                                                   -----------      -----------     -----------      -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 2,006,312      $ 1,459,984     $    95,319      $ 3,561,615
                                                                   ===========      ===========     ===========      ===========

---------
(a) Reflects adjustments in expenses due to elimination of duplicative services.

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, previously filed as Exhibit (1) to the Registration Statement. Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16: Exhibits

(An * denotes inclusion in this filing)


(1)(a)Master Trust Agreement
(incorporated by reference to Registration Statement No. 2-97596); Form of First Amendment to Master Trust Agreement (incorporated by reference to Registration Statement No. 2-97596). Form of Second Amendment to Master Trust Agreement (incorporated by reference to Pre-Effective Amendment No. 1). Form of Third Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 1). Form of Fourth Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 3). Form of Fifth Amendment to the Master Trust Agreement, adding World Income Fund as a series to the trust (incorporated by reference to Post-Effective Amendment No. 7). Form of Sixth Amendment to Master Trust Agreement, adding International Investors Fund as a series of the Trust and establishing investment limitations therefore, respectively, (incorporated by reference to Post-Effective Amendment No. 17). Form of Seventh Amendment to the Master Trust Agreement, adding Short-Term World Income Fund and International Equities Fund as series of the Trust (incorporated by reference to Post-Effective Amendment No. 19).


(1)(b) Form of Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 20); Form of Amendment to the Master Trust Agreement changing the name of Short-Term World Income Fund to Short-Term World Income Fund-C and changing the name of International Equities Fund to International Growth Fund (incorporated by reference to Post-Effective Amendment No. 20); Form of Second Amendment to the Amended and Restated Master Trust Agreement adding Asia Dynasty Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No. 23); Third Amendment to the Amended and Restated Master Trust Agreement adding Global Balanced Fund as a series of the Trust and changing the name of International Investors Fund to International Investors Gold Fund (incorporated by reference to Post-Effective Amendment No.
29); Fourth Amendment to the Amended and Restated Master Trust Agreement adding Global SmallCap Fund and Asia Infrastructure Fund as series of the Trust (incorporated by reference to Post-Effective Amendment No. 30); Form of Fifth Amendment to the Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 35); Form of Sixth Amendment to the Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 35); Seventh Amendment to Amended and Restated Master Trust Agreement adding Emerging Markets Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No. 36); Eighth Amendment to Amended and Restated Master Trust Agreement adding Gold Opportunity Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No.
37); Ninth Amendment to the Amended and Restated Master Trust Agreement adding Class B shares to Asia Infrastructure Fund, Emerging Markets Fund and Gold Opportunity Fund series of the Trust (incorporated by reference to Post-Effective Amendment No. 39).

(2) By-laws of Registrant (incorporated by reference to Registration Statement No. 2-97596).

(3)      Not Applicable.

(4)      Not Applicable.

(5) Emerging Markets Fund (incorporated by reference to Post-Effective Amendment No. 39.

(6)(a) Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 1).

(7)(a) Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 1 and 36).

(8) Form of Deferred Compensation Plan (incorporated by reference to Post-Effective Amendment No. 40).

(9) Global Custody Agreement, Incorporated by reference to Post Effective Amendment No. 55.

(10) Distribution Plan for Emerging Markets Fund (formerly Global Balanced Fund (Incorporated by reference to Post-Effective Amendment No. 26.)

(11)     Opinion of Counsel as to the legality of securities issued*

(12)     Tax Opinion*

(13)     Not Applicable.

(14)     Not Applicable.

(15)     Not Applicable.

(16) Power of Attorney (Incorporated by reference to post Effective Amendment No. 51)

(17)     Not Applicable.


(18)     Van Eck Funds Statement of Additional Information 05/03*

(19)     Van Eck Funds Annual Report 12/02*

                                   SIGNATURES
                                   ----------


As required by the Securities Act of 1933 the registration statement on Form N-14 has been signed on behalf of the registrant in the City of New York, State of New York, on the 1st day of August 2003.

                                    VAN ECK FUNDS


                                    By: /s/ John C. van Eck
                                        ----------------------------------
                                        John C. van Eck, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                Title                         Date
----------                               -----                         ----

/s/ John C. van Eck              Chairman and President           August 1, 2003
-----------------------
John C. van Eck

/s/ Bruce J. Smith               Chief Financial Officer          August 1, 2003
-----------------------
Bruce J. Smith

/s/ Jeremy H. Biggs*                    Trustee                   August 1, 2003
-----------------------
Jeremy H. Biggs

/s/ Richard C. Cowell*                  Trustee                   August 1, 2003
-----------------------
Richard C. Cowell

/s/ Philip D. DeFeo*                    Trustee                   August 1, 2003
-----------------------
Philip D. DeFeo

/s/ David J. Olderman*                  Trustee                   August 1, 2003
-----------------------
David J. Olderman

/s/ Ralph F. Peters*                    Trustee                   August 1, 2003
-----------------------
Ralph F. Peters

Signature                                Title                         Date
----------                               -----                         ----


/s/ Richard D. Stamberger*              Trustee                   August 1, 2003
------------------------
Richard D. Stamberger

/s/ Derek S. van Eck                    Trustee                   August 1, 2003
------------------------
Derek S. van Eck

/s/ Jan F. van EcK                      Trustee                   August 1, 2003
------------------------
Jan F. van Eck

/s/ John C. van Eck                     Trustee                   August 1, 2003
------------------------



* Executed on behalf of Trustee by John C. van Eck, as attorney-in-fact.




ITEM 17. UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered herein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                  VAN ECK FUNDS

                                ASIA DYNASTY FUND


--------------------------------------------------------------------------------

                        PLEASE VOTE THIS PROXY CARD TODAY

                          VOTE BY TELEPHONE OR BY MAIL
                          CALL TOLL-FREE 1-888-XXX-XXXX
                 OR RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE


VAN ECK FUNDS
ASIA DYNASTY FUND


The undersigned shareholder(s) of ASIA DYNASTY FUND, (the "Fund"), a series of VAN ECK FUNDS, (the "Trust"), having received Notice of the Meeting of Shareholders of the Fund and the Proxy Statement accompanying such Notice, hereby constitutes and appoints Jan F. van Eck, Derek S. van Eck, Susan C. Lashley, Thomas H. Elwood and Bruce J. Smith, and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York 10016, on xxxxxxxxx at 10:00 a.m., New York Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

DATE  __________________

IF NOT VOTING BY TELEPHONE, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


---------------------------------------------------------------
Signature(s) and Title(s), if applicable

Note: Please date and sign exactly as name or names appear herein. When signing as attorney, executor, trustee, guardian, or officer of a corporation, please give your title as such.


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

     Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

1. To approve the Agreement and Plan of Reorganization and Liquidation involving the exchange of substantially all of the Fund's assets for shares of Emerging Markets Fund, a series of the Van Eck Funds, the assumption of liabilities of the Fund by Emerging Markets Fund, the distribution of such shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

FOR               [ ]
AGAINST           [ ]
ABSTAIN           [ ]